Secured Notes Payable	12 Months Ended
Dec. 31, 2021
Disclosure of secured notes payable [Abstract]
Secured Notes Payable

9.	SECURED NOTES PAYABLE
On December 11, 2017, the Company completed an offering of US$330 million of senior secured notes (“Notes”), secured by a second-ranking lien on all present and future assets, property and undertakings of the Company. The secured notes pay interest in semi-annual instalments on June 15 and December 15 of each year, at a rate of 8.00% per annum, and mature on December 15, 2022.
The Company has reclassed the secured notes liability from noncurrent to current for the year ended December 31, 2021 since the notes will mature on December 15, 2022.
The indenture governing the secured notes contains certain restrictive covenants that limit the Company’s ability to, among other things, incur additional indebtedness, make certain dividend payments and other restricted payments, and create certain liens, in each case subject to certain exceptions. The restrictive covenant on the Company’s ability to pay potential future dividends relates to a fixed charge coverage ratio of no less than 2:1. The fixed charge coverage ratio is calculated as EBITDA over interest expense. Subject to certain limitations and exceptions, the amount of the restricted payments, which include dividends and share buybacks, is limited to a maximum dollar threshold, which is calculated at an opening basket of US$10 million plus 50% of the historical consolidated net income, subject to certain adjustments, reported from the quarter of issuance and up to the most recently available financial statements at the time of such restricted payment, plus an amount not to exceed the greater of US$15 million and 2% of total assets as defined in the indenture.
As at December 31, 2021, the Company has an obligation for US$299.9 million or $379.0 million Canadian dollar equivalent from the secured notes payable (2020 - US$299.9 million or $381.7 million).

	December 31, 2021	December 31, 2020

Total outstanding secured notes payable	$379,034	$381,674

Less: unamortized deferred transaction costs and issuance discount	(3,517)	(6,968)

Total secured notes payable	$375,517	$374,706

The secured notes payable is carried at amortized cost on the consolidated balance sheet.
Revolving Credit Facility
Concurrent with the Notes offering, the Company entered into a US$50 million first ranking lien revolving credit facility (“RCF”)
with the Bank of Nova Scotia (“Scotiabank”) and Nedbank Ltd. in order to maintain a liquidity cushion for general corporate purposes. The RCF included a commitment fee of between 0.9625% and 1.2375%, and upon drawing on the RCF, an interest rate of LIBOR plus 2.5% to 4.5% per annum would be charged for the number of days the funds are outstanding. The commitment fee and interest rate varied based on the leverage ratio of the Company at the time. During the second quarter of 2020, the Company drew US$25 million from the RCF in order to maintain the liquidity of the business during
COVID-19.
The RCF was subject to several financial covenants, in order to remain available which were breached as of June 30, 2020 and for which a waiver was obtained as at July 3, 2020. In exchange for the waiver, the Company agreed to a reduction in the size of the revolving credit facility to US$25 million from US$50 million. The Company also agreed to repay or provide alternate financing for the remaining
US$25 million by September 30, 2020, rather than the original maturity date of December 15, 2020.
On September 30, 2020, the RCF was assigned to Dunebridge. The amount drawn at the time of US$22.7 million was paid by Dunebridge to Scotiabank and Nedbank Ltd. and the remaining available amount of US$2.3 million under the new Dunebridge revolving credit facility (“Dunebridge RCF”) (described in Note 10 below) was advanced to the Company.